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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                    UNITED DENTAL CARE, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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                                     [LOGO]

                       13601 PRESTON ROAD, SUITE 500 EAST
                              DALLAS, TEXAS 75240
                                 (972-458-7474)

                            ------------------------

                                                                 August 28, 1998

Dear Stockholder:

    Proxy material for the 1998 Special Meeting of Stockholders of United Dental Care was recently mailed to you.

                             YOUR VOTE IS IMPORTANT

    According to our records, your proxy card for this meeting, which is scheduled for Friday, September 11, 1998, has not yet been received. Regardless of the number of shares you own, it is important that they are represented and voted at the meeting.

    Since the time is short, we urge you to promptly sign, date and mail the enclosed proxy in the return envelope provided. Your interest and participation in the affairs of the Company is sincerely appreciated.

    Thank you for your continued support.

                                          Sincerely,

                                          /s/ WILLIAM H. WILCOX
                                          WILLIAM H. WILCOX
                                          PRESIDENT

           IF YOU HAVE RECENTLY MAILED YOUR PROXY, PLEASE ACCEPT OUR
                       THANKS AND DISREGARD THIS REQUEST